Income Taxes	6 Months Ended
Jun. 30, 2013
Income Taxes
Note 7.	Income Taxes

Income tax expense was as follows:

For the Six Months Ended June 30, 2013
Current income tax expense	$2,005
Initial recording of deferred tax benefit	(1,760)

Income tax expense, as reported	$245

Effective tax rate	4.0%

In connection with the initial public offering as discussed in Note 1, the Company terminated its S-Corporation status and became a taxable entity (C Corporation) on April 1, 2013. As such, any periods prior to April 1, 2013 will not reflect income tax expense. The reported income tax expense for the six months ended June 30, 2013 reflects the initial recording of the deferred tax net asset of $1,760, which is the result of timing differences in the recognition of income/deductions for generally accepted accounting principles (GAAP) and tax purposes. The consolidated statements of income present pro forma results of operations for the current quarter and year to date period and for prior year periods. Without the initial recording of the deferred tax benefit, the effective tax rate would have been 32.8%. The difference in the statutory rate of 35% and the Company’s effective tax rate is primarily due to nontaxable income earned on municipal securities and bank owned life insurance.

Components of deferred tax assets and liabilities are as follows:

June 30, 2013
Deferred tax assets:
Allowance for loan losses	$4,464
NOL carryforwards from acquisitions	1,229
Net unrealized loss on available for sale securities	970
Acquired loan fair market value adjustments	838
Restricted stock	790
Bonus accrual	267
Other real estate owned	393
Nonaccrual loans	70
Other	50

9,071

Deferred tax liabilities:
Premises and equipment	(4,450)
Core deposit intangibles	(1,015)
Securities	(100)
FHLB stock	(62)

(5,627)

Net deferred tax asset	$3,444